                             --  SEPTEMBER 2004  --
--------------------------------------------------------------------------------
                                IMPORTANT NOTICE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                         TO VAN KAMPEN HIGH YIELD FUND
                                  SHAREHOLDERS
--------------------------------------------------------------------------------

                                                             QUESTIONS & ANSWERS
--------------------------------------------------------------------------------
  We recommend that you read the complete Prospectus/Proxy Statement. For your convenience, we have provided a brief overview of the issue to be voted on.
--------------------------------------------------------------------------------

Q
       WHY IS A SHAREHOLDER MEETING BEING HELD?

A      You are being asked to
approve a reorganization (the "Reorganization") of Van Kampen High Yield Fund (the "Target Fund") into Van Kampen High Income Corporate Bond Fund (the "Acquiring Fund"), a fund that pursues similar investment objectives and investment strategies. If the proposed Reorganization is approved and completed, an account will be set up in your name and you will become a shareholder of the Acquiring Fund, and the Target Fund will be dissolved. Please refer to the Prospectus/Proxy Statement for a detailed explanation of the proposed Reorganization and for a more complete description of the Acquiring Fund.

Q
       HOW DOES THE BOARD OF TRUSTEES SUGGEST THAT I VOTE?

A      After careful consideration, the
Board of Trustees of the Target Fund (the "Board") has determined that the proposed Reorganization will benefit the Target Fund's shareholders and recommends that you cast your vote "FOR" the proposed Reorganization. The Board anticipates that shareholders of the Target Fund will benefit from (i) certain economies of scale from the Acquiring Fund's larger net asset size and the potentially lower operating expenses associated therewith and (ii) the elimination of the duplication of services and expenses that currently exists as a result of the separate operations of the funds.

Q
       HOW WILL THE REORGANIZATION AFFECT ME?

A      Assuming shareholders of the
Target Fund approve the proposed Reorganization, the assets and liabilities of the Target Fund will be combined with those of the Acquiring Fund, an account will be set up in your name and you will receive shares of the Acquiring Fund. The value of the shares you receive in the Reorganization will equal the value of the shares you own immediately prior to the Reorganization, less the expenses of the Reorganization.

Q
       WILL I HAVE TO PAY ANY SALES LOAD, COMMISSION OR OTHER SIMILAR FEE IN CONNECTION WITH THE REORGANIZATION?

A      You will pay no sales loads or
commissions in connection with the Reorganization. As more fully discussed in the combined Prospectus/Proxy Statement, the holding period with respect to any contingent deferred sales charge applicable to shares of the Acquiring Fund acquired in the Reorganization will be measured from the earlier of the time (i) the holder purchased such shares from the Target Fund or (ii) the holder purchased shares of any other Van Kampen fund and subsequently exchanged them for shares of the Target Fund.

Q
       HOW DO OPERATING EXPENSES PAID BY THE ACQUIRING FUND COMPARE TO THOSE PAYABLE BY THE TARGET FUND?

A      Management of the funds
anticipates that, as a result of the Reorganization, shareholders of the Target Fund would be subject to lower total operating expenses as a percentage of net assets.

Q
       WHAT WILL I HAVE TO DO TO OPEN AN ACCOUNT IN THE ACQUIRING FUND? WHAT HAPPENS TO MY ACCOUNT IF THE REORGANIZATION IS APPROVED?

A      If the Reorganization is
approved, an account will be set up in your name and your interest in shares of the Target Fund automatically will be converted into shares of the Acquiring Fund, and we will send you written confirmation that this change has taken place. You will receive the same class of shares of the Acquiring Fund equal in value to your class of shares of the Target Fund less the expenses of the Reorganization. Holders of Class A Shares of the Target Fund will receive Class A Shares of the Acquiring Fund; holders of Class B Shares of the Target Fund will receive Class B Shares of the Acquiring Fund; and holders of Class C Shares of the Target Fund will receive Class C Shares of the Acquiring Fund. No certificates for Acquiring Fund shares will be issued in connection with the Reorganization, although such certificates will be available upon request. If you currently hold certificates representing your shares of the Target Fund, it is not necessary to return such certificates; however, shareholders may want to present such certificates to receive certificates of the Acquiring Fund (to simplify substantiation of and to preserve the tax basis of separate lots of shares).

Q
       WILL I HAVE TO PAY ANY FEDERAL TAXES AS A RESULT OF THE REORGANIZATION?

A      The Reorganization is
intended to qualify as a "reorganization" within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended. If the Reorganization so qualifies, in general, a shareholder of the Target Fund will recognize no gain or loss upon the receipt solely of the shares of the Acquiring Fund in connection with the Reorganization. Additionally, the Target Fund would not recognize any gain or loss as a result of the transfer of all of its assets and liabilities solely in exchange for the shares of the Acquiring Fund or as a result of its liquidation.

Q
       WHAT IF I REDEEM OR EXCHANGE MY SHARES OF THE TARGET FUND BEFORE THE REORGANIZATION TAKES PLACE?

A      If you choose to redeem or
exchange your shares of the Target Fund before the Reorganization takes place, the redemption or exchange will be treated as a normal redemption or exchange of shares and generally will be a taxable transaction, and any applicable contingent deferred sales charges will be applied.

Q
       HOW DO I VOTE MY PROXY?

A      You may cast your vote by
mail, phone or internet. To vote by mail, please mark your vote on the enclosed proxy card and sign, date and return the card in the postage-paid envelope provided. If you choose to vote via phone or internet, please follow the instructions found on the proxy card.

Q
       WHOM DO I CONTACT FOR FURTHER INFORMATION?

A      You can contact your financial
adviser for further information. You may also call Van Kampen's Client Relations Department at 1-800-231-2808 (Telecommunication Device for the Deaf users may call 1-800-421-2833) or visit our website at www.vankampen.com where you can send us an e-mail message by selecting "Contact Us."

                              ABOUT THE PROXY CARD
--------------------------------------------------------------------------------

Please vote on the proposed Reorganization using blue or black ink to mark an X in one of the boxes provided on the proxy card.

APPROVAL OF REORGANIZATION- mark "For," "Against" or "Abstain"

Sign, date and return the proxy card in the enclosed postage-paid envelope. All registered owners of an account, as shown in the address, must sign the card. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please indicate your full title.

                                                                           PROXY
VAN KAMPEN HIGH YIELD FUND
SPECIAL MEETING OF SHAREHOLDERS
 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

                                                                   FOR  AGAINST  ABSTAIN
1.   The proposal to approve the Agreement and Plan of             [ ]    [ ]      [ ]
     Reorganization.

 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

             SAMPLE

                           VAN KAMPEN HIGH YIELD FUND
                          1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                                 (800) 231-2808

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON NOVEMBER 17, 2004

  A special meeting of shareholders of Van Kampen High Yield Fund, a series of Van Kampen Trust, will be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on November 17, 2004 at 3:00 p.m. (the "Special Meeting"), for the following purposes:

    1. To approve an Agreement and Plan of Reorganization pursuant to which Van Kampen High Yield Fund would (i) transfer all of its assets and liabilities to Van Kampen High Income Corporate Bond Fund in exchange solely for Class A, B and C Shares of Van Kampen High Income Corporate Bond Fund, (ii) distribute such shares to its shareholders and (iii) be dissolved.

    2. To transact such other business as may properly be presented at the Special Meeting or any adjournment thereof.

  Shareholders of record as of the close of business on August 25, 2004 are entitled to vote at the Special Meeting or any adjournment thereof.

  THE BOARD OF TRUSTEES OF VAN KAMPEN HIGH YIELD FUND REQUESTS THAT YOU VOTE YOUR SHARES BY INDICATING YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATING AND SIGNING SUCH PROXY CARD AND RETURNING IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

  THE BOARD OF TRUSTEES OF VAN KAMPEN HIGH YIELD FUND RECOMMENDS THAT YOU CAST YOUR VOTE:

    FOR THE PROPOSED REORGANIZATION AS DESCRIBED IN THE PROSPECTUS/PROXY STATEMENT.

  IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU MAIL YOUR PROXY PROMPTLY.

                                       For the Board of Trustees,

                                       Stefanie Chang Yu
                                       Vice President and Secretary
September 1, 2004
                               ------------------

                            YOUR VOTE IS IMPORTANT.
               PLEASE VOTE PROMPTLY BY SIGNING AND RETURNING THE
             ENCLOSED PROXY CARD NO MATTER HOW MANY SHARES YOU OWN.

                           PROSPECTUS/PROXY STATEMENT
                       RELATING TO THE ACQUISITION OF THE
                           ASSETS AND LIABILITIES OF

                           VAN KAMPEN HIGH YIELD FUND

                        BY AND IN EXCHANGE FOR SHARES OF
                   VAN KAMPEN HIGH INCOME CORPORATE BOND FUND
                          1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                                 (800) 231-2808

  This Prospectus/Proxy Statement is furnished to you as a shareholder of Van Kampen High Yield Fund (the "Target Fund"), a series of Van Kampen Trust. A special meeting of shareholders of the Target Fund (the "Special Meeting") will be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555 on November 17, 2004 at 3:00 p.m. to consider the items that are listed below and discussed in greater detail elsewhere in this Prospectus/Proxy Statement. If shareholders are unable to attend the Special Meeting or any adjournment thereof, the Board of Trustees of the Target Fund requests that they vote their shares by completing and returning the enclosed proxy card.

  The purposes of the Special Meeting are:

  1. To approve an Agreement and Plan of Reorganization (the "Reorganization Agreement") pursuant to which the Target Fund would (i) transfer all of its assets and liabilities to Van Kampen High Income Corporate Bond Fund, the sole series of a trust of the same name, (the "Acquiring Fund") in exchange solely for Class A, B and C Shares of the Acquiring Fund, (ii) distribute such shares to its shareholders and (iii) be dissolved; and

  2. To transact such other business as may properly be presented at the Special Meeting or any adjournment thereof.

  The Board of Trustees of the Target Fund has approved a reorganization (the "Reorganization") by which the Target Fund, an open-end investment company, would be reorganized into the Acquiring Fund, an open-end investment company with investment objectives and investment policies and practices similar to those of the Target Fund and with the same portfolio management personnel as the Target Fund. The Target Fund and the Acquiring Fund are sometimes referred to herein each as a "Fund" and collectively as the "Funds."

  If Target Fund shareholders approve the Reorganization, the Target Fund will transfer all of its assets and liabilities to the Acquiring Fund. The Acquiring Fund will simultaneously issue Class A, B and C Shares to the Target Fund in an amount equal to the value of the outstanding Class A, B and C Shares of the Target Fund, less the expenses of the Reorganization. Immediately thereafter, the Target Fund will distribute these Class A, B and C Shares of the Acquiring Fund to its shareholders. After distributing these shares, the Target Fund will be dissolved. When the Reorganization is complete, Target Fund shareholders will hold Class A, B and C Shares of the Acquiring Fund. The value of the Acquiring Fund shares received in the Reorganization will equal the value of the Target Fund shares held immediately prior to the Reorganization, less the expenses of the Reorganization. After the Reorganization, the Acquiring Fund will continue to operate as a registered open-end investment company with the investment objectives and investment policies and practices described in this Prospectus/Proxy Statement. It is anticipated that, concurrent with the completion of the Reorganization, the Acquiring Fund will be renamed the "Van Kampen High Yield Fund."

  This Prospectus/Proxy Statement sets forth concisely the information shareholders of the Target Fund should know before voting on the Reorganization and constitutes an offering of Class A, B and C Shares, par value $0.01 per share, of the Acquiring Fund only. Please read it carefully and retain it for future reference. A Statement of Additional Information dated September 1, 2004 relating to this Prospectus/Proxy Statement (the "Reorganization SAI") has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated herein by reference. The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith file reports and other information with the SEC. A Prospectus (the "Acquiring Fund Prospectus") and Statement of Additional Information containing additional information about the Acquiring Fund, each dated December 30, 2003 (and as currently supplemented), have been filed with the SEC and are incorporated herein by reference. A copy of the Acquiring Fund Prospectus accompanies this Prospectus/Proxy Statement. A Prospectus (the "Target Fund Prospectus") and Statement of Additional Information containing additional information about the Target Fund, each dated July 31, 2004 have been filed with the SEC and are incorporated herein by reference. Copies of the foregoing may be obtained without charge by calling or writing the Target Fund or the Acquiring Fund at the telephone number or address shown above. If you wish to request the Reorganization SAI, please ask for the "Reorganization SAI." In addition, each Fund will furnish, without charge, a copy of its most recent annual report and semi-annual report to a shareholder upon request. Copies of each Fund's most recent prospectus, statement of additional information, annual report and semiannual report can also be obtained on a website maintained by Van Kampen Investments Inc. at www.vankampen.com. Requests for documents can also be directed to the Van Kampen Client Relations Department by calling 1-800-231-2808 (TDD users may call 1-800-421-2833) or by writing to the respective Fund at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, Illinois 60181-5555. Reports, other information and proxy statements filed by the Funds with the SEC can be reviewed and copied at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549 or downloaded from the SEC's website at www.sec.gov. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment at the prescribed rates of a duplicating fee, by electronic request to the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference Branch, Office of Consumer Affairs, SEC, Washington, DC, 20549-0102.

  The Board of Trustees of the Target Fund knows of no business other than that discussed above that will be presented for consideration at the Special Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

                             ---------------------

  No person has been authorized to give any information or make any representation not contained in this Prospectus/Proxy Statement and, if so given or made, such information or representation must not be relied upon as having been authorized. This Prospectus/Proxy Statement does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.
                             ---------------------

  NEITHER THE SEC NOR ANY STATE REGULATOR HAS APPROVED OR DISAPPROVED OF THESE SHARES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. A REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

  The date of this Prospectus/Proxy Statement is September 1, 2004.

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
SUMMARY.....................................................    5
  The Proposed Reorganization...............................    5
  Background and Reasons for the Proposed Reorganization....    5
COMPARISON OF THE TARGET FUND AND THE ACQUIRING FUND........    7
  Investment Objectives and Principal Investment
    Strategies..............................................    7
  Principal Investment Risks................................    9
  Management of the Funds...................................   14
  Advisory and Other Fees...................................   16
  Expenses..................................................   18
  Purchase, Valuation, Redemption and Exchange of Shares....   20
  Capitalization............................................   24
  Annual Performance Information............................   25
  Comparative Performance Information.......................   26
  Other Service Providers...................................   27
  Governing Law.............................................   27
INFORMATION ABOUT THE REORGANIZATION........................   28
  General...................................................   28
  Terms of the Agreement....................................   29
  Reasons for the Proposed Reorganization...................   31
  Material Federal Income Tax Consequences of the
    Reorganization..........................................   32
  Expenses of the Reorganization............................   34
  Continuation of Shareholder Accounts and Plans; Share
    Certificates............................................   35
  Legal Matters.............................................   35
  Shareholder Approval......................................   35
OTHER INFORMATION...........................................   36
  Shareholder Information...................................   36
  Shareholder Proposals.....................................   37
  Solicitation of Proxies...................................   38
  Other Matters to Come Before the Meeting..................   38
VOTING INFORMATION AND MEETING REQUIREMENTS.................   39

                                    SUMMARY

  The following is a summary of certain information contained elsewhere in this Prospectus/Proxy Statement and is qualified in its entirety by reference to the more complete information contained herein. Shareholders should read the entire Prospectus/Proxy Statement carefully.

THE PROPOSED REORGANIZATION

  The Board of Trustees of the Target Fund (the "Target Fund Board"), including the trustees who are not "interested persons" of the Target Fund (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")), has unanimously approved the Reorganization Agreement. Subject to shareholder approval, the Reorganization Agreement provides for:

  - the transfer of all the assets and liabilities of the Target Fund to the Acquiring Fund in exchange for Class A, B and C Shares of the Acquiring Fund;

  - the distribution of such shares to Target Fund shareholders; and

  - the dissolution of the Target Fund.

  If the proposed Reorganization is completed, Target Fund shareholders would hold shares of the Acquiring Fund with an aggregate value equal to the aggregate value of Target Fund shares owned immediately prior to the Reorganization, less expenses of the Reorganization borne by the Target Fund.

BACKGROUND AND REASONS FOR THE PROPOSED REORGANIZATION

  The Reorganization seeks to combine two substantially similar funds to achieve certain economies of scale and other operational efficiencies. Van Kampen Asset Management (the "Adviser"), the investment adviser to each Fund, proposed the Reorganization and the Target Fund Board approved the proposed Reorganization, based in part upon the similarities of the investment objectives, investment policies and practices and the portfolio management personnel of the Funds. The proposed Reorganization would combine the assets of these similar funds by reorganizing the Target Fund into the Acquiring Fund. The Target Fund Board, based upon its evaluation of all relevant information, anticipates that the Reorganization would benefit Target Fund shareholders by (i) achieving certain economies of scale from the Acquiring Fund's larger net asset size and the potentially lower operating expenses associated therewith, (ii) eliminating the duplication of services and expenses that currently exists as a result of the separate operations of the Funds and (iii) obtaining potentially lower portfolio transaction costs. The Target Fund Board has determined that the Reorganization is in the best interests of shareholders of each class of the Target Fund and that the interests of such shareholders will not be diluted as a result of the Reorganization. Similarly, the Board of Trustees of the

Acquiring Fund has determined that the Reorganization is in the best interests of shareholders of each class of the Acquiring Fund and that the interests of such shareholders will not be diluted as a result of the Reorganization. As a result of the Reorganization, however, a shareholder of either Fund will hold a reduced percentage of ownership in the larger combined fund than he or she did in either of the separate Funds.

  The primary investment objective of the Target Fund is to seek to provide a high level of current income. As a secondary investment objective, the Target Fund seeks capital appreciation. The primary investment objective of the Acquiring Fund is to seek to maximize current income. Capital appreciation is a secondary objective of the Acquiring Fund which is sought only when consistent with the Acquiring Fund's primary investment objective. The Funds' investment objectives are similar, although not identical.

  The Funds seek to achieve their investment objectives by pursuing similar investment strategies. Under normal market conditions, the Target Fund's investment adviser seeks to achieve the Target Fund's investment objectives by investing primarily in a portfolio of lower-grade domestic corporate debt securities. The Target Fund buys and sells securities with a view to seeking a high level of current income and capital appreciation over the long-term. Under normal market conditions, the Acquiring Fund's investment adviser seeks to achieve the Acquiring Fund's investment objectives by investing primarily in a portfolio of high-yielding, high-risk bonds and other income securities, such as convertible securities and preferred stock. The Acquiring Fund buys and sells medium- and lower-grade securities with a view towards seeking a high level of current income and capital appreciation over the long-term. Both the Target Fund and the Acquiring Fund may invest up to 35% of each of their total assets in securities issued by foreign governments or foreign corporations and both invest in a broad range of income securities represented by various companies and industries and traded on various markets. The Funds' other investment policies, practices and restrictions are substantially similar, and the Funds are managed by the same portfolio management personnel. The Target Fund is a series of Van Kampen Trust, a statutory trust organized under the laws of the State of Delaware. The Acquiring Fund is the only series of a statutory trust organized under the laws of the State of Delaware.

  In determining whether to recommend approval of the proposed Reorganization to shareholders of the Target Fund, the Target Fund Board considered a number of factors, including, but not limited to: (i) Van Kampen Asset Management and the same portfolio management team currently manage the assets of each of the Target Fund and the Acquiring Fund; (ii) the expenses and advisory fees applicable to the Target Fund and the Acquiring Fund before the Reorganization and the estimated expense ratios of the combined fund after the Reorganization; (iii) the comparative investment performance of the Target Fund and the Acquiring Fund; (iv) the effective duration, average yield to maturity and average credit quality of the portfolios of each the Target Fund and the Acquiring Fund; (v) the future growth and performance prospects of the Target Fund; (vi) the terms and conditions of the Reorganization Agreement and whether the proposed Reorganization would result in dilution of Target Fund shareholder interests; (vii) the advantages of eliminating duplication of effort in marketing Funds having similar investment objectives, investment policies and practices, and portfolio management personnel in addition to the economies of scale potentially realized through the combination of the two Funds; (viii) the compatibility of the Funds' investment objectives, policies, risks and restrictions; (ix) the compatibility of the Funds' service features available to shareholders, including the retention of applicable holding periods and exchange privileges; (x) the costs estimated to be incurred by the Target Fund as a result of the Reorganization; and (xi) the anticipated tax consequences of the Reorganization.

  The Target Fund Board requests that shareholders of the Target Fund approve the proposed Reorganization at the Special Meeting to be held on November 17, 2004. If shareholders of the Target Fund approve the Reorganization, it is expected that the closing date of the transaction (the "Closing Date") will be after the close of business on or about December 3, 2004, but it may be at a different time as described herein.

  The Target Fund Board recommends that you vote "FOR" the proposed Reorganization.

              COMPARISON OF THE TARGET FUND AND THE ACQUIRING FUND

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

  INVESTMENT OBJECTIVES. The Target Fund's primary investment objective is to seek to provide a high level of current income. As a secondary objective the Target Fund seeks capital appreciation. The Acquiring Fund's primary investment objective is to seek to maximize current income. Capital appreciation is a secondary objective of the Acquiring Fund which is sought only when consistent with the Acquiring Fund's primary investment objective. The Target Fund's investment objectives are fundamental policies that may not be changed without shareholder approval of a majority of such Fund's outstanding voting securities, as defined in the 1940 Act. The Acquiring Fund's investment objectives may be changed by its Board without shareholder approval, but no change is anticipated. If the Acquiring Fund's investment objectives change, the Acquiring Fund will notify shareholders and shareholders should consider whether the Acquiring Fund remains an appropriate investment in light of their then current financial position and needs. There are risks inherent in all investments in securities; accordingly, there can be no assurance that either Fund will achieve its investment objectives.

  PRINCIPAL INVESTMENT STRATEGIES. Under normal market conditions, the Target Fund's investment adviser seeks to achieve the Fund's investment objectives by investing primarily in a portfolio of lower- grade domestic corporate debt securities. The Target Fund also may invest up to 35% of its total assets in debt securities of similar quality issued by foreign governments and foreign corporations. Under normal market conditions, the Target Fund invests primarily in securities rated at the time of purchase BB or lower by Standard & Poor's ("S&P") or rated Ba or lower by Moody's Investors Service, Inc. ("Moody's") or comparably rated short-term securities and unrated securities determined by its investment adviser to be of comparable quality at the time of purchase. Under normal market conditions, the Target Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities regarded as below investment grade at the time of investment. The Target Fund's policy in the foregoing sentence may be changed by its Board of Trustees, but no change is anticipated; if the Target Fund's policy in the foregoing sentence changes, the Target Fund will notify shareholders at least 60 days prior to implementation of the change and shareholders should consider whether the Target Fund remains an appropriate investment in light of the changes. The Fund may invest in preferred stocks, convertible securities, zero coupon securities and payment-in-kind securities.

  The Fund also may invest up to 5% of its assets in warrants and common stocks. Further, the Target Fund may purchase and sell derivative instruments such as options, futures contracts, options on futures contracts, and interest rate swaps or other interest-rate related transactions. The Target Fund invests in a broad range of debt securities represented by various companies and industries and traded on various markets. The Target Fund buys and sells securities with a view to seeking a high level of current income and capital appreciation over the long-term.

Under normal market conditions, the Acquiring Fund's investment adviser seeks to achieve the Acquiring Fund's investment objectives by investing primarily in a portfolio of high-yielding, high-risk bonds and other income securities, including convertible securities and preferred stock. The Acquiring Fund may invest up to 35% of its total assets in securities issued by foreign governments and foreign corporations. Under normal market conditions, the Acquiring Fund invests primarily in medium- and lower-grade income securities, which includes securities rated at the time of purchase BBB or lower by S&P or rated Baa or lower by Moody's and unrated securities determined by the Fund's investment adviser to be of comparable quality at the time of purchase. Under normal market conditions, the Acquiring Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in high yield, high risk corporate bonds at the time of investment. The Fund's policy in the foregoing sentence may be changed by the Fund's Board of Trustees, but no change is anticipated; if the Fund's policy in the foregoing sentence changes, the Fund will notify shareholders at least 60 days prior to implementation of the change and shareholders should consider whether the Fund remains an appropriate investment in light of the changes. Under normal market conditions, the Fund invests at least 65% of its total assets in corporate bonds and other income securities with maturities greater than one year and, while the Fund has no policy limiting the maturities of the debt securities in which it may invest, the Fund's investment adviser seeks to moderate risk by normally maintaining a portfolio duration of two to six years. Duration is a measure of the expected life of a debt security that was developed as a more precise alternative to the concept of "term to maturity." Duration incorporates a debt security's yield, coupon interest payments, final maturity and call features into one measurement. A duration calculation looks at the present value of a security's entire payment stream, whereas term to maturity is based solely on the date of a security's final principal repayment. The Acquiring Fund may invest in securities rated below B by both Moody's and S&P, common stocks or other equity securities and income securities on which interest or dividends are not being paid when such investments are consistent with the Acquiring Fund's investment objectives or are acquired as part of a unit consisting of a combination of income or equity securities. Equity securities as referred to herein do not include preferred stocks (which the Acquiring Fund considers income securities). The Acquiring Fund will not purchase any such securities which will cause more than 20% of its total assets to be so invested or which would cause more than 10% of its total assets to be invested in common stocks, warrants and options on equity securities at the time of investment. The Fund may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts. The Acquiring Fund buys and sells medium- and lower-grade securities with a view towards seeking a high level of current income and capital appreciation over the long-term. The Acquiring Fund invests in a broad range of income securities represented by various companies and industries and traded on various markets.

  OTHER INVESTMENT POLICIES, PRACTICES AND RESTRICTIONS. Each Fund may engage in repurchase agreements and each Fund may invest up to 15% of each of their net assets in illiquid securities and certain restricted securities. The Target Fund may lend its portfolio securities in an amount up to 25% of its net assets, and the Acquiring Fund may lend its portfolio securities in an amount up to 10% of its total assets, to broker-dealers, banks or other institutional borrowers of securities.

PRINCIPAL INVESTMENT RISKS

  Because of the Funds' substantial similarity, the Funds are subject to similar principal investment risks (which are described in more detail below). As the Target Fund invests primarily in lower-grade securities and the Acquiring Fund invests primarily in medium- and lower-grade securities, each is subject to special risk considerations applicable thereto. Securities that are in the medium- or lower-grade categories generally offer higher yields than are offered by higher-grade securities of similar maturities, but they also generally involve greater risks, such as greater credit risk, greater market risk and volatility, greater liquidity concerns and potentially greater manager risk. In addition, the Funds are each subject to foreign securities risks, risks of using derivative instruments and manager risk.

  RISKS OF INVESTING IN MEDIUM- AND LOWER-GRADE SECURITIES. Medium- and lower-grade securities are considered more susceptible to nonpayment of interest and principal or default than higher-grade securities. Increases in interest rates or changes in the economy may significantly affect the ability of issuers of medium- or lower-grade income securities to pay interest and to repay principal, to meet projected financial goals or to obtain additional financing. In the event that an issuer of securities held by the Funds experiences difficulties in the timely payment of principal and interest and such issuer seeks to restructure the terms of its borrowings, the Funds may incur additional expenses and may determine to invest additional assets with respect to such issuer or the project or projects to which the Funds' securities relate. Further, the Funds may incur additional expenses to the extent that they are required to seek recovery upon a default in the payment of interest or the repayment of principal on each of their portfolio holdings, and the Funds may be unable to obtain full recovery on such amounts.

  Market risk relates to changes in market value of a security that occur as a result of variation in the level of prevailing interest rates and yield relationships in the income securities market and as a result of real or perceived changes in credit risk. The value of the Funds' investments can be expected to fluctuate over time. When interest rates decline, the value of a portfolio invested in fixed income securities generally can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed income securities generally can be expected to decline. Income securities with longer maturities, which may have higher yields, may increase or decrease in value more than income securities with shorter maturities. While neither Fund has limitations on the maturities of the debt securities in which it may invest, the Acquiring Fund does seek to moderate risk by normally maintaining a portfolio duration of two to six years. However, the secondary market prices of medium- or lower-grade securities generally are less sensitive to changes in interest rates and are more sensitive to general adverse economic changes or specific developments with respect to the particular issuers than are the secondary market prices of higher-grade securities. A significant increase in interest rates or a general economic downturn could severely disrupt the market for medium- or lower-grade securities and adversely affect the market value of such securities. Such events also could lead to a higher incidence of default by issuers of medium- or lower-grade securities as compared with higher-grade securities. In addition, changes in credit risks, interest rates, the credit markets or periods of general economic uncertainty can be expected to result in increased volatility in the market price of the medium- or lower-grade securities in the Funds and thus in the net asset value of each of the Funds. Adverse publicity and investor perceptions, whether or not based on rational analysis, may affect the value, volatility and liquidity of medium- or lower-grade securities.

  The markets for medium- or lower-grade securities may be less liquid than the markets for higher-grade securities. Liquidity relates to the ability of a fund to sell a security in a timely manner at a price which reflects the value of that security. To the extent that there is no established retail market for some of the medium- and/or lower-grade securities, in which the Funds may invest, trading in such securities may be relatively inactive. Prices of medium- or lower-grade securities may decline rapidly in the event a significant number of holders decide to sell. Changes in expectations regarding an individual issuer of medium- or lower-grade securities generally could reduce market liquidity for such securities and make their sale by the Funds more difficult, at least in the absence of price concessions. The effects of adverse publicity and investor perceptions may be more pronounced for securities for which no established retail market exists as compared with the effects on securities for which such a market does exist. An economic downturn or an increase in interest rates could severely disrupt the market for such securities and adversely affect the value of outstanding securities or the ability of the issuers to repay principal and interest. Further, the Funds may have more difficulty selling such securities in a timely manner and at their stated value than would be the case for securities for which an established retail market does exist.

  In addition, during periods of reduced market liquidity or in the absence of readily available market quotations for medium- or lower-grade securities held in the Funds' portfolios, the ability of the Funds to value their securities becomes more difficult and the judgment of the Funds may play a greater role in the valuation of their securities due to the reduced availability of reliable objective data.

  The Funds may invest in securities not producing immediate cash income, including securities in default, zero coupon securities or pay-in-kind securities. Prices on non-cash-paying instruments may be more sensitive to changes in the issuer's financial condition, fluctuation in interest rates and market demand/supply imbalances than cash-paying securities with similar credit ratings, and thus may be more speculative. Special tax considerations are associated with investing in certain lower-grade securities, such as zero coupon or pay-in-kind securities. The Funds' investment adviser will weigh these concerns against the expected total returns from such instruments.

  The Funds' investments may include securities with the lowest-grade assigned by recognized rating organizations and unrated securities of comparable quality. Securities assigned the lowest grade ratings include those of companies that are in default or are in bankruptcy or reorganization. Securities of such companies are regarded by the rating agencies as having extremely poor prospects of ever attaining any real investment standing and are usually available at deep discounts from the face values of the instruments. A security purchased at a deep discount may currently pay a very high effective yield. In addition, if the financial condition of the issuer improves, the underlying value of the security may increase, resulting in capital appreciation. If the company defaults on its obligations or remains in default, or if the plan of reorganization does not provide sufficient payments for debtholders, the deep discount securities may stop generating income and lose value or become worthless. The Funds' investment adviser will balance the benefits of deep discount securities with their risks. While a diversified portfolio may reduce the overall impact of a deep discount security that is in default or loses its value, the risk cannot be eliminated.

  Many medium- and lower-grade income securities are not listed for trading on any national securities exchange, and issuers of medium- and lower-grade income securities may choose not to have a rating assigned to their obligations by any nationally recognized statistical rating organization. As a result, the Funds' portfolios may consist of a higher portion of unlisted or unrated securities as compared with an investment company that invests primarily in higher-grade securities. Unrated securities are usually not as attractive to as many buyers as are rated securities, a factor which may make unrated securities less marketable. These factors may have the effect of limiting the availability of the securities for purchase by the Funds and may also limit the ability of the Funds to sell such securities at their fair value either to meet redemption requests or in response to changes in the economy or the financial markets. Further, to the extent the Funds own or may acquire illiquid or restricted medium- or lower-grade securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

The Funds will rely on the investment adviser's judgment, analysis and experience in evaluating the creditworthiness of an issuer. The amount of available information about the financial condition of certain medium- or lower-grade issuers may be less extensive than other issuers. In its analysis, the Funds' investment adviser may consider the credit ratings of recognized rating organizations in evaluating securities although the investment adviser does not rely primarily on these ratings. Credit ratings of securities rating organizations evaluate only the safety of principal and interest payments, not the market risk. In addition, ratings are general and not absolute standards of quality, and credit ratings are subject to the risk that the creditworthiness of an issuer may change and the rating agencies may fail to change such ratings in a timely fashion. A rating downgrade does not require the Funds to dispose of a security. The Funds' investment adviser continuously monitors the issuers of securities held in the Funds. Additionally, since most foreign income securities are not rated, the Funds will invest in such securities based on the analysis of the Funds' investment adviser without any guidance from published ratings. Because of the number of investment considerations involved in investing in medium- or lower-grade securities and foreign income securities, achievement of the Funds' investment objectives maybe more dependent upon the credit analysis of the Funds' investment adviser than is the case with investing in higher-grade securities.

  New or proposed laws may have an impact on the market for medium- or lower-grade securities. The Funds' investment adviser is unable at this time to predict what effect, if any, legislation may have on the market for medium- or lower-grade securities.

  Special tax considerations are associated with investing in certain medium- or lower-grade securities, such as zero coupon or pay-in-kind securities. The Funds accrue income on these securities prior to the receipt of cash payments. The Funds must distribute substantially all of its income to its shareholders to qualify for pass-through treatment under federal income tax law and therefore, may have to dispose of their portfolio securities to satisfy the distribution requirements.

  FOREIGN SECURITIES RISKS. Each of the Funds may invest up to 35% of its total assets in securities of foreign governments and other foreign issuers. Thus, they may be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Securities of foreign issuers may not be as liquid and may be more volatile than comparable securities of domestic issuers.

  In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of exchanges, brokers and listed companies abroad than in the United States and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, the Funds may experience settlement difficulties or delays not usually encountered in the United States. Delays in making trades in foreign securities relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact yields and result in temporary periods when assets of the Funds are not fully invested or attractive investment opportunities are foregone.

  The Funds may invest in securities of issuers determined by the investment adviser to be in developing or emerging market countries. Investments in securities of issuers in developing or emerging market countries are subject to greater risks than investments in securities of developed countries since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed countries.

  RISKS OF USING DERIVATIVE INSTRUMENTS. Each of the Funds may invest in various derivative instruments and are subject to the risks of such investments. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts and forward contracts are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets, risks of default by the other party to certain transactions, risk that the transactions may result in losses that partially or completely offset gains in portfolio positions and risks that the transactions may not be liquid.

  MANAGER RISK. As with any managed fund, the Funds' investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Funds' performance may lag behind that of other similar funds.

MANAGEMENT OF THE FUNDS

  THE BOARDS. The Board of Trustees of each Fund is each responsible for the overall supervision of the operations of each of the Funds and performs the various duties imposed on the trustees of investment companies by the 1940 Act and under applicable state law.

  THE ADVISER. Van Kampen Asset Management is each Fund's investment adviser (the "Adviser"). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and had more than $88 billion under management or supervision as of June 30, 2004. Van Kampen Investments has more than 40 open-end funds, more than 30 closed-end funds and more than 2,700 unit investment trusts that are distributed by authorized dealers nationwide. Van Kampen Funds Inc., the distributor of each Fund (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. The Adviser, the Distributor and Van Kampen Investments are each located at 1221 Avenue of the Americas, New York, New York 10020.

  PORTFOLIO MANAGEMENT. The Funds are managed by the Adviser's Taxable Fixed Income team. The team is made up of established investment professionals. Current members of the team include Gordon W. Loery, an Executive Director of the Adviser, and Joshua Givelber and Chad Liu, Vice Presidents of the Adviser. The composition of the team may change without notice from time to time.

  LEGAL PROCEEDINGS. The Adviser, certain affiliates of the Adviser, and certain investment companies advised by the Adviser or its affiliates, including each of the Funds, are named as defendants in a number of similar class action complaints which were recently consolidated. The consolidated action also names as defendants certain individual Trustees and Directors of certain investment companies advised by affiliates of the Adviser; the complaint does not, however, name the individual Trustees of any Van Kampen funds. The consolidated amended complaint generally alleges that defendants violated their statutory disclosure obligations and fiduciary duties by failing properly to disclose (i) that the Adviser and certain affiliates of the Adviser allegedly offered economic incentives to brokers and others to steer investors to the funds advised by the Adviser or its affiliates rather than funds managed by other companies, and (ii) that the funds advised by the Adviser or its affiliates, including the Fund, allegedly paid excessive commissions to brokers in return for their alleged efforts to steer investors to these funds. The complaint seeks, among other things, unspecified compensatory damages, rescissionary damages, fees and costs.

  The Adviser and certain affiliates of the Adviser are also named as defendants in a derivative suit which additionally names as defendants certain individual Trustees of certain Van Kampen funds; the named investment companies are listed as nominal defendants. The complaint alleges that defendants caused the Van Kampen funds to pay economic incentives to a proprietary sales force to promote the sale of proprietary mutual funds. The complaint also alleges that the Van Kampen funds paid excessive commissions to Morgan Stanley and its affiliates in connection with the sales of the funds. The complaint seeks, among other things, the removal of the current Trustees of the funds, recission of the management contracts for the funds, disgorgement of profits by Morgan Stanley and its affiliates and monetary damages. This complaint has been coordinated with the consolidated complaint described in the preceding paragraph.

  The defendants have moved to dismiss each of the above actions and otherwise intend to defend them vigorously. While the defendants believe that they have meritorious defenses, the ultimate outcome of these matters is not presently determinable at this early stage of litigation, and no provision has been made in the Funds' financial statements for the effect, if any, of these matters.

  The Adviser and one of the investment companies advised by the Adviser are named as defendants in a recently filed class action complaint generally alleging that the defendants breached their duties of care to long-term shareholders of the investment company by valuing portfolio securities at the closing prices of the foreign exchanges on which they trade without accounting for significant market information that became available after the close of the foreign exchanges but before calculation of net asset value. As a result, the complaint alleges, short-term traders were able to exploit stale pricing information to capture arbitrage profits that diluted the value of shares held by long-term investors. The complaint seeks unspecified compensatory damages, punitive damages, fees and costs. While the defendants believe that they have meritorious defenses, the ultimate outcome of this matter is not presently determinable at this early stage of litigation, and no provision has been made in the financial statements for the effect, if any, of this matter.

ADVISORY AND OTHER FEES

  Each of the Funds is obligated to pay the Adviser a monthly contractual advisory fee based on its average daily net assets. The Target Fund pays the Adviser an advisory fee based on the schedule set forth below:

                                                  % PER
AVERAGE DAILY NET ASSETS                          ANNUM
------------------------                          -----
First $500 million..............................  0.75%
Over $500 million...............................  0.65%

  Applying this fee schedule, the contractual advisory fees for Target Fund were 0.75% of the Target Fund's average daily net assets of the Target Fund for the twelve-month period ended March 31, 2004, but the Target Fund paid the Adviser at an effective rate of 0.65% due to a voluntary fee waiver by the Adviser. Any fee waivers by the Adviser may be terminated at any time.

  The Acquiring Fund pays the Adviser an advisory fee based on the schedule set forth below:

                                                  % PER
AVERAGE DAILY NET ASSETS                          ANNUM
------------------------                          -----
First $150 million..............................  0.625%
Next $150 million...............................  0.550%
Over $300 million...............................  0.500%

  Applying this fee schedule, the contractual advisory fees for Acquiring Fund were 0.54% of the Acquiring Fund's average daily net assets of the Acquiring Fund for the twelve-month period ended March 31, 2004.

  The Adviser retains the right from time to time to waive all or a portion of its management fee or to reimburse the respective Fund for all or a portion of its other expenses. For a complete description of each Fund's advisory services, see the section of each Fund's Prospectus entitled "Investment Advisory Services", the section of the Acquiring Fund Statement of Additional Information entitled "Investment Advisory Agreement" and the section of the Target Fund Statement of Additional Information entitled "Investment Advisory Agreements."

  The total operating expenses of the Target Fund for the twelve-month period ended March 31, 2004 were 1.29% for Class A Shares, 2.04% for Class B Shares and 2.04% for Class C Shares. The Adviser is currently waiving or reimbursing a portion of the Target Fund's management fees or other expenses such that the actual total annual operating expenses paid for the Target Fund's twelve-month period ended March 31, 2004 were 1.19% for Class A Shares, 1.94% for Class B Shares and 1.94% for Class C Shares. The fee waivers or expense reimbursements can be terminated at any time.

  The total operating expenses of the Acquiring Fund for the twelve-month period ended March 31, 2004 were 1.10% of the average daily net assets for Class A Shares and 1.85% of the average daily net assets for Class B Shares and Class C Shares.

  The Target Fund and the Acquiring Fund have adopted substantially similar distribution plans pursuant to Rule 12b-1 under the 1940 Act and substantially similar service plans. The amount of distribution fees and service fees charged under these plans varies among the classes offered by each Fund. With respect to Class A Shares, each Fund can pay up to 0.25% of its average daily net assets attributable to Class A Shares for distribution-related expenses and for the provision of ongoing services to holders of Class A Shares and the maintenance of shareholder accounts. With respect to Class B Shares and Class C Shares, each Fund can pay up to 0.75% of its average daily net assets attributable to Class B Shares and Class C Shares for reimbursement of certain distribution-related expenses, and each Fund can pay up to 0.25% of its average daily net assets attributable to Class B Shares and Class C Shares for the provision of ongoing services to holders of Class B Shares and Class C Shares and the maintenance of shareholder accounts. Because these fees are paid out of each Fund's assets on an on-going basis, over time these fees will increase the cost of a shareholder's investment and may cost a shareholder more than paying other types of sales charges. For a complete description of these arrangements with respect to each Fund, see the section of each Fund's Prospectus entitled "Purchase of Shares" and the section of each Fund's Statement of Additional Information entitled "Distribution and Service."

EXPENSES

  The table below sets forth the fees and expenses that investors may pay to buy and hold shares of each of the Target Fund and the Acquiring Fund, including (i) the fees and expenses paid by the Acquiring Fund for the twelve-month period ended March 31, 2004, (ii) the fees and expenses paid by the Target Fund for the twelve-month period ended March 31, 2004 and (iii) pro forma fees and expenses for the Acquiring Fund for the twelve-month period ended March 31, 2004 assuming the Reorganization had been completed as of the beginning of such period.

                                                CLASS A SHARES                      CLASS B SHARES
                                       --------------------------------    --------------------------------
                                             Actual           Pro Forma          Actual           Pro Forma
                                       -------------------    ---------    -------------------    ---------
                                       ACQUIRING    TARGET    ACQUIRING    ACQUIRING    TARGET    ACQUIRING
                                         FUND        FUND       FUND         FUND        FUND       FUND
                                       ---------    ------    ---------    ---------    ------    ---------
Shareholder Fees
(fees paid directly from your
 investment)
 Maximum sales charge (load)
   imposed on purchases (as a
   percentage of offering price)...      4.75%(1)   4.75%(1)    4.75%(1)      None       None        None
 Maximum deferred sales charge (as
   a percentage of the lesser of
   the original purchase price or
   redemption proceeds)............       None(2)    None(2)     None(2)     4.00%(3)   4.00%(3)    4.00%(3)
Annual Fund Operating Expenses
(expenses that are deducted from
 fund assets)
 Management fees...................      0.54%      0.75%       0.53%        0.54%      0.75%       0.53%
 Distribution and/or service (12b-1
   fees)(6)........................      0.25%      0.25%       0.25%        1.00%(7)   1.00%(7)    1.00%
 Other expenses(5).................      0.31%      0.29%       0.29%        0.31%      0.29%       0.29%
    Total annual fund operating
      expenses(5)..................      1.10%      1.29%       1.07%        1.85%      2.04%       1.82%

                                              CLASS C SHARES
                                     --------------------------------
                                           Actual           Pro Forma
                                     -------------------    ---------
                                     ACQUIRING    TARGET    ACQUIRING
                                       FUND        FUND       FUND
                                     ---------    ------    ---------
Shareholder Fees
(fees paid directly from your
 investment)
 Maximum sales charge (load)
   imposed on purchases (as a
   percentage of offering price)...     None       None        None
 Maximum deferred sales charge (as
   a percentage of the lesser of
   the original purchase price or
   redemption proceeds)............    1.00%(4)   1.00%(4)    1.00%(4)
Annual Fund Operating Expenses
(expenses that are deducted from
 fund assets)
 Management fees...................    0.54%      0.75%       0.53%
 Distribution and/or service (12b-1
   fees)(6)........................    1.00%(7)   1.00%(7)    1.00%
 Other expenses(5).................    0.31%      0.29%       0.29%
    Total annual fund operating
      expenses(5)..................    1.85%      2.04%       1.82%

---------------
(1) Reduced for purchases of $100,000 and over. Class A Shares of the Acquiring Fund received pursuant to the Reorganization will not be subject to a sales charge.

(2) Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the purchase.

(3) Class B Shares of each Fund are subject to a deferred sales charge equal to 4.00% of the lesser of the then current net asset value or the original purchase price on Class B Shares redeemed during the first year after purchase, which charge is reduced to zero after a five year period in the case of the Acquiring Fund or a six year period in the case of the Target Fund as follows:

    Acquiring Fund: Year 1 -- 4.00%; Year 2 -- 4.00%; Year 3 -- 3.00%; Year 4 --
                    2.50%; Year 5 -- 1.50%; Year 6 and after -- 0.00%

    Target Fund:   Year 1 -- 4.00%; Year 2 -- 3.75%; Year 3 -- 3.50%; Year 4 --
                    2.50%; Year 5 -- 1.50%; Year 6 -- 1.00%; Year 7 and after --
                    0.00%

    Class B Shares of the Acquiring Fund received by shareholders in the Reorganization will be subject to the deferred sales charge schedule of the Acquiring Fund. The holding period for such shares will be measured from the earlier of the time (i) the holder purchased such shares from the Target Fund or (ii) the holder purchased shares of any other Van Kampen fund and subsequently exchanged them for shares of the Target Fund.

(4) Class C Shares of each Fund are subject to a deferred sales charge equal to 1.00% of the lesser of the then current net asset value or the original purchase price on Class C Shares redeemed during the first year after purchase, which charge is reduced to 0.00% thereafter. The holding period of Class C Shares received by shareholders in the Reorganization will be measured from the earlier of the time (i) the holder purchased such shares from the Target Fund or (ii) the holder purchased shares of any other Van Kampen fund and subsequently exchanged them for shares of the Target Fund.

(5) Because of a fee waiver or expense reimbursements made by the Adviser, the actual total annual fund operating expenses paid for the Target Fund's twelve-month period ended March 31, 2004 were 1.19% for Class A Shares and 1.94% for Class B Shares and Class C Shares. The fee waivers or expense reimbursements made by the Adviser can be terminated at any time.

(6) Class A Shares are subject to a combined annual distribution and service fee of up to 0.25% of the average daily net assets attributable to such class of shares. Class B Shares and Class C Shares are each subject to a combined annual distribution and service fee of up to 1.00% of the average daily net assets attributable to such class of shares.

(7) While Class B Shares and Class C Shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 and service fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A Shares.

  EXAMPLES. The following examples are intended to help you compare the costs of investing in the Acquiring Fund, both before and pro forma after the Reorganization, with the costs of investing in the Target Fund. The examples assume that you invest $10,000 in each Fund for the time periods indicated and contemplate two scenarios: (i) that you redeem all of your shares at the end of those periods and (ii) that you do not redeem your shares at the end of those periods. The examples also assume that your investments each have a 5% return each year and that each Fund's operating expenses remain the same each year (except the ten-year amounts for Class B Shares, which reflect the conversion to Class A Shares eight years after the end of the calendar month in which the shares were purchased). Although your actual returns may be higher or lower, based on these assumptions your costs would be:

                                                CLASS A SHARES                      CLASS B SHARES
                                       --------------------------------    --------------------------------
                                             Actual           Pro Forma          Actual           Pro Forma
                                       -------------------    ---------    -------------------    ---------
                                       ACQUIRING    TARGET    ACQUIRING    ACQUIRING    TARGET    ACQUIRING
                                         FUND        FUND       FUND         FUND        FUND       FUND
                                       ---------    ------    ---------    ---------    ------    ---------
Total operating expenses assuming
redemption at the end of the period
 One year..........................     $  582      $  600     $  579       $  588      $  607     $  585
 Three years.......................     $  808      $  865     $  799       $  882      $  990     $  873
 Five years........................     $1,052      $1,149     $1,037       $1,151      $1,248     $1,135
 Ten years.........................     $1,752      $1,958     $1,719       $1,973*     $2,176*    $1,940*
Total operating expenses assuming
no redemption at the end of the
period
 One year..........................     $  582      $  600     $  579       $  188      $  207     $  185
 Three years.......................     $  808      $  865     $  799       $  582      $  640     $  573
 Five years........................     $1,052      $1,149     $1,037       $1,001      $1,098     $  985
 Ten years.........................     $1,752      $1,958     $1,719       $1,973*     $2,176*    $1,940*

                                              CLASS C SHARES
                                     --------------------------------
                                           Actual           Pro Forma
                                     -------------------    ---------
                                     ACQUIRING    TARGET    ACQUIRING
                                       FUND        FUND       FUND
                                     ---------    ------    ---------
Total operating expenses assuming
redemption at the end of the period
 One year..........................   $  288      $  307     $  285
 Three years.......................   $  582      $  640     $  573
 Five years........................   $1,001      $1,098     $  985
 Ten years.........................   $2,169      $2,369     $2,137
Total operating expenses assuming
no redemption at the end of the
period
 One year..........................   $  188      $  207     $  185
 Three years.......................   $  582      $  640     $  573
 Five years........................   $1,001      $1,098     $  985
 Ten years.........................   $2,169      $2,369     $2,137

---------------
* Based on conversion to Class A Shares eight years after the end of the calendar month in which the shares were purchased.

PURCHASE, VALUATION, REDEMPTION AND EXCHANGE OF SHARES

  Each Fund offers three classes of shares designated as Class A Shares, Class B Shares and Class C Shares. Other classes of shares of a Fund may be offered through one or more separate prospectuses of such Fund. By offering multiple classes of shares, each Fund permits an investor to choose the class of shares that is most beneficial given the type of investor, the amount to be invested and the length of time the investor expects to hold the shares.

  Each class of shares of a Fund represents an interest in the same portfolio of investments of such Fund and has the same rights except that (i) Class A Shares generally bear the sales charge expenses at the time of purchase while Class B Shares and Class C Shares generally bear the sales charge expenses at the time of redemption and any expenses (including higher distribution fees and transfer agency costs) resulting from such deferred sales charge arrangement, (ii) each class of shares has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan and the service plan (each as described above) under which the class's distribution fee and/or service fee is paid, (iii) each class of shares has different exchange privileges, (iv) certain classes of shares are subject to a conversion feature and (v) certain classes of shares have different shareholder service options available.

  The offering price of each Fund's shares is based upon the Fund's net asset value per share (plus sales charges, where applicable). The net asset values per share of the Class A Shares, Class B Shares and Class C Shares are generally expected to be substantially the same. The differences among the classes' per share net asset values reflect the daily expense accruals of the higher distribution fees and transfer agency costs applicable to the Class B Shares and Class C Shares and the differential in the dividends that may be paid on each class of shares.

The net asset value per share for each class of shares of each Fund is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) each day when the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in that Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Board of each Fund reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. Net asset value per share for each class of a Fund is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding. Such computation is made by using prices as of the close of trading on the Exchange and (i) valuing securities listed or traded on a domestic securities exchange at the last reported sale price or, if there has been no sale that day, at the mean between the last reported bid and asked prices and valuing securities listed or traded on a foreign securities exchange at the last reported sale price or the latest bid price, (ii) valuing over-the-counter securities at the NASDAQ Official Closing Price or, if there has been no sale that day, at the mean between the last reported bid and asked prices, (iii) valuing unlisted securities at the mean between the last reported bid and asked prices obtained from reputable brokers and (iv) valuing any securities for which market quotations are not readily available and any other assets at their fair value as determined in good faith by the Adviser in accordance with procedures established by each Fund's Board. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

  Class A Shares of each Fund are subject to an initial sales charge of up to 4.75%. The initial sales charge applicable to Class A Shares of the Acquiring Fund will be waived for Class A Shares acquired in the Reorganization. Any subsequent purchases of Class A Shares of the Acquiring Fund after the Reorganization will be subject to an initial maximum sales charge of up to 4.75% of the offering price, excluding Class A Shares purchased through the dividend reinvestment plan. The initial sales charge on Class A Shares is reduced on investments of $100,000 or more as follows:

                                                         INITIAL
                                                      SALES CHARGE
                                                        (AS % OF
                                                     OFFERING PRICE)
SIZE OF INVESTMENT                                   ---------------
Less than $100,000.................................       4.75%
$100,000 but less than $250,000....................       3.75%
$250,000 but less than $500,000....................       2.75%
$500,000 but less than $1,000,000..................       2.00%
$1,000,000 or more.................................       0.00%

  Purchases of Class A Shares of each Fund in amounts of $1 million or more are not subject to an initial sales charge, but a contingent deferred sales charge of up to 1.00% may be imposed on certain redemptions made within the first year of purchase. No contingent deferred sales charge will be imposed on Class A Shares of the Target Fund in connection with the Reorganization.

  Class B Shares of each Fund do not incur a sales charge when purchased, but generally are subject to a contingent deferred sales charge of 4.00% of the lesser of the then current net asset value or the original purchase price on Class B Shares redeemed during the first year after purchase, which charge is reduced to zero after a six year period in the case of the Target Fund or a five year period in the case of the Acquiring Fund as follows:

                                              CONTINGENT DEFERRED
                                                 SALES CHARGE
                                           (AS A % OF DOLLAR AMOUNT
                                              SUBJECT TO CHARGE)
                                         -----------------------------
YEAR SINCE PURCHASE                      TARGET FUND    ACQUIRING FUND
-------------------                      -----------    --------------
First..................................     4.00%           4.00%
Second.................................     3.75%           4.00%
Third..................................     3.50%           3.00%
Fourth.................................     2.50%           2.50%
Fifth..................................     1.50%           1.50%
Sixth..................................     1.00%            None
Seventh and After......................      None            None

  Class B Shares of the Acquiring Fund received by shareholders in the Reorganization will be subject to the deferred sales charge schedule imposed by the Target Fund, as described above.

  Class C Shares of each Fund do not incur a sales charge when purchased, but generally are subject to a contingent deferred sales charge of 1.00% of the lesser of the then current net asset value or the original purchase price on Class C shares redeemed during the first year after purchase, which sales charge is reduced to zero thereafter. Neither Fund will accept a purchase order for Class C Shares in the amount of $1 million or more.

  No contingent deferred sales charge will be imposed on Class B Shares or Class C Shares of the Target Fund in connection with the Reorganization. The holding period and conversion schedule for Class B Shares or Class C Shares of the Acquiring Fund received in connection with the Reorganization will be measured from the earlier time (i) the holder purchased such shares from the Target Fund or (ii) the holder purchased such shares from any other Van Kampen fund advised by the Adviser or its affiliates and distributed by the Distributor and subsequently exchanged them for shares of the Target Fund.

  Shares of each Fund may be purchased by check, by electronic transfer, by bank wire and by exchange from certain other Van Kampen funds advised by the Adviser or its affiliates and distributed by the Distributor. For a complete description regarding purchase of shares and exchange of shares of each Fund, see the sections of each Fund's prospectus entitled "Purchase of Shares" and "Shareholder Services -- Exchange Privilege."

  Shares of each Fund properly presented for redemption may be redeemed or exchanged at the next determined net asset value per share (other than any applicable sales charge). Shares of each Fund may be redeemed or exchanged by mail or by special redemption privileges (telephone exchange, telephone redemption, by check or electronic transfer). If a shareholder of either Fund attempts to redeem shares within a short time after they have been purchased by check, the respective Fund may delay payment of the redemption proceeds until such Fund can verify that payment for the purchase of the shares has been (or will be) received, usually a period of up to 15 days.

  The Target Fund has been closed to new investors since July 12, 2004. No further purchase of shares by existing shareholders of the Target Fund may be made by existing shareholders after the date on which the shareholders of the Target Fund approve the Reorganization, and the share transfer books of the Target Fund will be permanently closed as of the Closing Date. Only redemption requests and transfer instructions received in proper form by the close of business on the day prior to the Closing Date will be fulfilled by the Target Fund. Redemption requests or transfer instructions received by the Target Fund after that date will be treated as a request for the redemption or instructions for the transfer of shares of the Acquiring Fund. Such requests will be forwarded to the Acquiring Fund and credited to the respective shareholder account resulting from the Reorganization. For a complete description of the redemption arrangements for each Fund, see the section of each Fund's prospectus entitled "Redemption of Shares".

CAPITALIZATION

  The following table sets forth the capitalization of the Target Fund and the Acquiring Fund as of March 31, 2004, and the pro forma capitalization of the combined fund as if the Reorganization had occurred on that date. These numbers may differ as of the Closing Date.

                CAPITALIZATION AS OF MARCH 31, 2004 (UNAUDITED)

                                                Actual            Pro Forma
                                        ----------------------    ---------
                                         TARGET      ACQUIRING    ACQUIRING
                                          FUND         FUND         FUND
                                         ------      ---------    ---------
Net assets (in thousands)
  Class A Shares....................    $ 198,107    $ 389,196    $ 587,003
  Class B Shares....................       94,806      175,770      270,435
  Class C Shares....................       30,363       43,348       73,670
    Total...........................      323,276      608,314      931,108
Net asset value per share
  Class A Shares....................    $    5.49    $    3.62    $    3.62
  Class B Shares....................         5.52         3.63         3.63
  Class C Shares....................         5.51         3.60         3.60
Shares outstanding (in thousands)
  Class A Shares....................       36,092      107,502      162,178
  Class B Shares....................       17,184       48,358       74,451
  Class C Shares....................        5,514       12,053       20,479
    Total...........................       58,790      167,913      257,108
Shares authorized
  Class A Shares....................    Unlimited    Unlimited    Unlimited
  Class B Shares....................    Unlimited    Unlimited    Unlimited
  Class C Shares....................    Unlimited    Unlimited    Unlimited

  The pro forma net assets and net asset value per share reflect the payment of reorganization expenses of approximately $296,000 by the Target Fund, allocated among the classes as follows: $181,000 for Class A Shares, $87,000 for Class B Shares and $28,000 for Class C Shares, and the payment of reorganization expenses of approximately 186,000 by the Acquiring Fund, allocated among the classes as follows: $119,000 for Class A Shares, $54,000 for Class B Shares and $13,000 for Class C Shares. The pro forma shares outstanding reflect the issuance by the Acquiring Fund of approximately 54,676,000 Class A Shares, 26,093,000 Class B Shares and 8,426,000 Class C Shares reflecting the exchange of the assets and liabilities of the Target Fund for newly issued shares of the Acquiring Fund at the pro forma net asset value per share. The aggregate value of the shares of the Acquiring Fund that a Target Fund shareholder receives in the Reorganization will equal the aggregate value of the Target Fund shares owned immediately prior to the Reorganization. It is not anticipated that the Acquiring Fund will sell assets of the Target Fund acquired in the Reorganization other than in the ordinary course of business.

ANNUAL PERFORMANCE INFORMATION

  The following chart shows the annual returns of each Fund's Class A Shares for the calendar years indicated. Sales loads are not reflected in this chart. If these sales loads had been included, the returns shown below would have been lower.
[BAR GRAPH]

                                                                       ACQUIRING FUND                      TARGET FUND
                                                                       --------------                      -----------
1994                                                                       -3.62                              -3.34
1995                                                                       17.43                              17.52
1996                                                                       13.65                              12.48
1997                                                                       12.24                              10.97
1998                                                                        0.46                              -1.45
1999                                                                        3.90                               6.29
2000                                                                       -8.22                              -8.80
2001                                                                       -2.65                              -5.22
2002                                                                       -9.42                              -9.39
2003                                                                       24.17                              24.55

  The Target Fund's return for the six-month period ended June 30, 2004 for Class A Shares was 1.51%. The Acquiring Fund's return for the six-month period ended June 30, 2004 for Class A Shares was 1.59%. As a result of market activity, current performance may vary from the figures shown.

  During its ten-year period shown in the bar chart, the Target Fund's highest quarterly return for Class A Shares was 7.95% (for the quarter ended June 30, 2003) and its lowest quarterly return for Class A Shares was -8.36% (for the quarter ended September 30, 1998). During its ten-year period shown in the bar chart, the Acquiring Fund's highest quarterly return for Class A Shares was 8.27% (for the quarter ended June 30, 2003) and its lowest quarterly return for Class A Shares was -8.20% (for the quarter ended September 30, 1998).

  The annual returns for each Fund's Class B Shares and Class C Shares would be substantially similar to those shown for Class A Shares because all of each Fund's shares are invested in the same respective portfolio of securities; however, the actual annual returns for Class B Shares and Class C Shares would be lower than the annual returns shown for each Fund's Class A Shares because of differences in expenses borne by each class of shares.

COMPARATIVE PERFORMANCE INFORMATION

  As a basis for evaluating each Fund's performance and risks, the tables below show how each Fund's performance compares with a broad-based market index that the Adviser believes is an appropriate benchmark for each Fund. The Target Fund's performance is compared with the performance of the Credit Suisse First Boston High Yield Index*, while the Acquiring Fund's performance is compared with the performance of the Chase Global High Yield Index.** The Acquiring Fund is also compared with the Lipper High Yield Bond Fund Index, an index of funds with similar investment objectives as the Acquiring Fund. Each Fund's performance figures listed below include the maximum sales charges paid by investors. The indices' performance figures do not include any commissions, sales charges or taxes that would be paid by investors purchasing the securities represented by either index. An investment cannot be made directly in either index. Average annual total returns are shown for the periods ended December 31, 2003. Remember that past performance of a Fund is not indicative of its future performance.

  In addition to before-tax returns for each class of shares of each Fund, the tables also show after-tax returns for the Funds' Class A Shares in two ways:
(i) after taxes on distributions and (ii) after taxes on distributions and sale of the Funds' shares. The after-tax returns for the Funds' Class B Shares and Class C Shares will vary from the Class A Shares' returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the periods shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. An after-tax return may be higher than the before-tax return due to an assumed benefit from any capital loss that would have been realized had Fund shares been sold at the end of the relevant period.

      AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2003

                                        TARGET FUND                ACQUIRING FUND
                                 -------------------------    -------------------------
                                 PAST 1   PAST 5   PAST 10    PAST 1   PAST 5   PAST 10
                                  YEAR    YEARS     YEARS      YEAR    YEARS     YEARS
                                 ------   ------   -------    ------   ------   -------
CLASS A SHARES
  Return Before Taxes..........  18.60%   -0.26%    3.27%     18.20%   -0.12%    3.73%
  Return After Taxes on
    Distributions..............  15.98%   -3.96%   -0.42%     15.72%   -3.97%   -0.19%
  Return After Taxes on
    Distributions and Sale of
    Fund Shares................  11.94%   -2.48%    0.50%     11.70%   -2.46%    0.73%
CLASS B SHARES
  Return Before Taxes..........  19.76%   -0.20%    3.29%**** 19.17%   -0.09%    3.75%****
CLASS C SHARES
  Return Before Taxes..........  22.81%   -0.03%    2.97%     22.10%    0.06%    3.40%
CREDIT SUISSE FIRST BOSTON HIGH
  YIELD INDEX*.................  27.94%    6.44%    7.30%        N/A      N/A      N/A
CHASE GLOBAL HIGH YIELD
  INDEX**......................     N/A      N/A      N/A     27.50%    5.99%    7.27%
LIPPER HIGH YIELD BOND FUND
  INDEX***.....................     N/A      N/A      N/A     26.36%    2.92%    5.25%

---------------
   * The Credit Suisse First Boston High Yield Index is a broad-based, unmanaged index that reflects the general performance of a wide range of selected bonds within the public high yield debt market.
  ** The Chase Global High Yield Index is an unmanaged, broad-based index that reflects the general performance of the global high yield corporate debt market, including domestic and international issues.
 *** The Lipper High Yield Bond Fund Index is an index of funds with investment objectives similar to those of the Acquiring Fund.
**** The "Past 10 Years" performance for Class B Shares of each Fund reflects the conversion of such shares into Class A Shares six years after the end of the calendar month in which the shares were purchased. Class B Shares purchased on or after June 1, 1996 will convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased.

OTHER SERVICE PROVIDERS

  The transfer agent for each Fund is Van Kampen Investor Services Inc., a wholly owned subsidiary of Van Kampen Investments. The custodian for each Fund is State Street Bank and Trust Company. The independent registered public accounting firm for each Fund is Ernst & Young LLP.

GOVERNING LAW

  The Target Fund is a series of the Van Kampen Trust, a statutory trust organized under the laws of the State of Delaware. The Acquiring Fund is the only series of a statutory trust organized under the laws of the State of Delaware. Delaware statutory trust law is specifically drafted to accommodate some of the unique corporate governance needs of management investment companies. Each Fund is subject to federal securities laws, including the 1940 Act and the rules and regulations promulgated by SEC thereunder, and applicable state securities laws.

  Consistent with Delaware law, each Fund has authorized the issuance of an unlimited number of shares. The Target Fund's and the Acquiring Fund's organizational documents allow each Fund's Board to create one or more separate investment portfolios and to establish a separate series of shares for each portfolio and to further subdivide the shares of a series into one or more classes.

  Neither Fund is required, and neither Fund anticipates, holding annual meetings of its shareholders. Each Fund has certain mechanics whereby shareholders can call a special meeting of their Fund. Shareholders generally have the right to approve investment advisory agreements, elect trustees/directors, change fundamental investment policies, ratify the selection of independent auditors and vote on other matters required by law or deemed desirable by their Boards.

  The business of each of the Target Fund and the Acquiring Fund is supervised by the respective Board of such Fund. Each Board consists of the same members. For the Target Fund and the Acquiring Fund, trustee vacancies may be filled by approval of a majority of the trustees then in office subject to provisions of the 1940 Act. Trustees terms are until the later of the election of such person's successor or resignation or removal. Each Fund has the same mandatory retirement age provisions for trustees. Trustees of the Target Fund may be removed with or without cause by vote of two-thirds of the shares then outstanding or by vote of two-thirds of the number of trustees prior to such removal. Trustees of the Acquiring Fund may be removed by vote of a majority of the shares then outstanding or with cause at any time by vote of two-thirds of the number of trustees prior to such removal.

  Each Fund's organizational documents are filed as part of each Fund's registration statements with the SEC, and shareholders may obtain copies of such documents as described on page 2 of this Prospectus/Proxy Statement.

                      INFORMATION ABOUT THE REORGANIZATION

GENERAL

  Under the Reorganization Agreement, the Target Fund will transfer all of its assets and liabilities to the Acquiring Fund in exchange for Class A, B and C Shares of the Acquiring Fund. The Class A, B and C Shares of the Acquiring Fund issued to the Target Fund will have an aggregate value equal to the aggregate value of the Target Fund shares immediately prior to the Reorganization less the expenses of the Reorganization. Upon receipt by the Target Fund of the Class A, B and C Shares of the Acquiring Fund, the Target Fund will distribute the shares to Target Fund shareholders. Then, as soon as practicable after the Closing Date, the Target Fund will be dissolved under applicable state law.

  The Target Fund will distribute the Class A, B and C Shares of the Acquiring Fund received by it pro rata to Target Fund shareholders of record in exchange for their shares in the Target Fund. This distribution will be accomplished by opening new accounts on the books of the Acquiring Fund in the names of the Target Fund shareholders and transferring to those shareholder accounts the Class A, B and C Shares of the Acquiring Fund previously credited on those books to the accounts of the Target Fund shareholders. Each newly-opened account on the books of the Acquiring Fund for the previous Target Fund shareholders will represent the respective pro rata number of Class A, B and C Shares of the Acquiring Fund due such shareholder.

  Accordingly, as a result of the Reorganization, each Target Fund shareholder would own Class A, B and C Shares of the Acquiring Fund that would have an aggregate value immediately after the Closing Date equal to the aggregate value of that shareholder's Target Fund shares immediately prior to the Closing Date, less the applicable pro rata share of the expenses of the Reorganization. The Reorganization will not result in dilution of either Fund's shares. However, as a result of the Reorganization, a shareholder of either of the Target Fund or the Acquiring Fund will hold a reduced percentage of ownership in the larger combined fund than the shareholder did in either of the separate Funds.

  No sales charge or fee of any kind will be assessed to the Target Fund shareholders in connection with their receipt of Class A, B and C Shares of the Acquiring Fund in the Reorganization.

TERMS OF THE AGREEMENT

  Pursuant to the Agreement, the Acquiring Fund will acquire all of the assets and the liabilities of the Target Fund on the date of the Closing in consideration for Class A, B and C Shares of the Acquiring Fund.

  Subject to the Target Fund's shareholders approving the Reorganization, the Closing Date will be within 15 business days after the later of the receipt of all necessary regulatory approvals and the final adjournment of the Special Meeting or such later date as soon as practicable thereafter as the Acquiring Fund and the Target Fund may mutually agree.

  On the Closing Date, the Target Fund will transfer to the Acquiring Fund all of its assets and liabilities. The Acquiring Fund will in turn transfer to the Target Fund a number of its Class A, B and C Shares equal in value to the value of the net assets of the Target Fund transferred to the Acquiring Fund as of the Closing Date, as determined in accordance with the valuation method described in the Acquiring

Fund's then current prospectus, less the expenses of the Reorganization. In order to minimize any potential for undesirable federal income and excise tax consequences in connection with the Reorganization, the Target Fund will distribute on or before the Closing Date all or substantially all of their respective undistributed net investment income (including net capital gains) as of such date.

  The Target Fund expects to distribute the Class A, B and C Shares of the Acquiring Fund to the shareholders of the Target Fund promptly after the Closing Date and then terminate its registration under the 1940 Act and dissolve pursuant to a plan of dissolution adopted by the Board.

  The Acquiring Fund and the Target Fund have made certain standard representations and warranties to each other regarding their capitalization, status and conduct of business.

  Unless waived in accordance with the Agreement, the obligations of the parties to the Agreement are conditioned upon, among other things:

    - the approval of the Reorganization by the Target Fund's shareholders;

    - the absence of any rule, regulation, order, injunction or proceeding preventing or seeking to prevent the consummation of the transactions contemplated by the Agreement;

    - the receipt of all necessary approvals, registrations and exemptions under federal and state laws;

    - the truth in all material respects as of the Closing Date of the representations and warranties of the parties and performance and compliance in all material respects with the parties' agreements, obligations and covenants required by the Agreement;

    - the effectiveness under applicable law of the registration statement of the Acquiring Fund of which this Prospectus/Proxy Statement forms a part and the absence of any stop orders under the Securities Act of 1933, as amended, pertaining thereto; and

    - the receipt of opinions of counsel relating to, among other things, the tax free nature of the Reorganization.

  The Agreement may be terminated or amended by the mutual consent of the parties either before or after approval thereof by the shareholders of the Target Fund, provided that no such amendment after such approval shall be made if it would have a material adverse affect on the interests of Target Fund shareholders. The Agreement also may be terminated by the non-breaching party if there has been a material misrepresentation, material breach of any representation or warranty, material breach of contract or failure of any condition to closing.

  The Target Fund Board recommends that you vote to approve the Reorganization, as it believes the Reorganization is in the best interests of the Target Fund's shareholders (as described more fully in "Reasons for the Proposed Reorganization" below) and that the interests of the Target Fund's existing shareholders will not be diluted as a result of consummation of the proposed Reorganization.

REASONS FOR THE PROPOSED REORGANIZATION

  In determining whether to recommend approval of the proposed Reorganization to shareholders of the Target Fund, the Target Fund Board considered a number of factors, including, but not limited to: (i) the Adviser and the same portfolio management personnel currently manage the assets of each of the Target Fund and the Acquiring Fund; (ii) the expenses and advisory fees applicable to the Target Fund and the Acquiring Fund before the Reorganization and the estimated expense ratios of the combined fund after the Reorganization; (iii) the comparative investment performance of the Target Fund and the Acquiring Fund; (iv) the effective duration, average yield to maturity and average credit quality of the Target Fund and the Acquiring Fund; (v) the future growth and performance prospects of the Target Fund; (vi) the terms and conditions of the Reorganization Agreement and whether the proposed Reorganization would result in dilution of Target Fund shareholder interests; (vii) the advantages of eliminating duplication of effort in marketing funds having similar investment objectives, investment policies and practices and portfolio management personnel in addition to the economies of scale potentially realized through the combination of the two funds; (viii) the compatibility of the Funds' investment objectives, policies, risks and restrictions; (ix) the compatibility of the Funds' service features available to shareholders, including the retention of applicable holding periods and exchange privileges; (x) the costs estimated to be incurred by the Funds as a result of the Reorganization; and (xi) the anticipated tax consequences of the Reorganization.

  Based upon its evaluation of all relevant information, the Target Fund Board anticipates that the Reorganization would benefit Target Fund shareholders in the following ways:

    - Achievement of Economies of Scale and Reduced Per Share Expenses. Combining the Target Fund with the Acquiring Fund should lead to reduced total operating expenses for shareholders of the Target Fund, on a per share basis, by allowing fixed and relatively fixed costs, such as accounting, legal and printing expenses, to be spread over a larger asset base. Any reductions in expenses on a per share basis should, in turn, have a favorable effect on the relative total return to shareholders of the Target Fund.

- Elimination of Separate Operations. Consolidating the Target Fund and the Acquiring Fund should eliminate the duplication of services and expenses that currently exists as a result of their separate operations. Consolidating the separate operations of the Target Fund with those of the Acquiring Fund should promote more efficient operations on a more cost-effective basis.

    - Benefits to the Portfolio Management Process. The larger net asset size of the combined fund should generally permit it to purchase larger individual portfolio investments that may result in reduced transaction costs or more favorable pricing.

  The Target Fund Board has determined that the Reorganization is in the best interests of shareholders of each class of the Target Fund and that the interests of such shareholders will not be diluted as a result of the Reorganization. Similarly, the Board of Trustees of the Acquiring Fund has determined that the Reorganization is in the best interests of shareholders of each class of the Acquiring Fund and that the interests of such shareholders will not be diluted as a result of the Reorganization. As a result of the Reorganization, however, a shareholder of either Fund will hold a reduced percentage of ownership in the larger combined fund than he or she did in either of the separate Funds.

MATERIAL FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION

  The following is a general summary of the material anticipated U.S. federal income tax consequences of the Reorganization. The discussion is based upon the Internal Revenue Code of 1986, as amended (the "Code"), Treasury regulations, court decisions, published positions of the Internal Revenue Service ("IRS") and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons who hold shares of the Target Fund as capital assets for federal income tax purposes. This summary does not address all of the federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under federal income tax laws. No ruling has been or will be obtained from the IRS regarding any matter relating to the Reorganization. No assurance can be given that the IRS would not assert a position contrary to any of the tax aspects described below. Shareholders must consult their own tax advisers as to the federal income tax consequences of the Reorganization, as well as the effects of state, local and non-U.S. tax laws.

  It is a condition to closing the Reorganization that each of the Target Fund and the Acquiring Fund receives an opinion from Skadden, Arps, Slate, Meagher & Flom LLP, special counsel to each Fund ("Skadden Arps"), dated as of the Closing Date, regarding the characterization of the Reorganization as a "reorganization" within the meaning of Section 368(a) of the Code. As such a reorganiza-tion, the federal income tax consequences of the Reorganization can be summarized as follows:

    - No gain or loss will be recognized by the Target Fund or the Acquiring Fund upon the transfer of the assets of the Target Fund to the Acquiring Fund in exchange solely for the Class A, B or C Shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Target Fund and the subsequent liquidation of the Target Fund.

    - No gain or loss will be recognized by a shareholder of the Target Fund who exchanges all of his, her or its Class A, B or C Shares of the Target Fund solely for, respectively, the Class A, B or C Shares of the Acquiring Fund pursuant to the Reorganization.

    - The aggregate tax basis of the Class A, B or C Shares of the Acquiring Fund received by a shareholder of the Target Fund pursuant to the Reorganization will be the same as the aggregate tax basis of the Class A, B or C Shares of the Target Fund surrendered in exchange therefor.

    - The holding period of the Class A, B or C Shares of the Acquiring Fund received by a shareholder of the Target Fund pursuant to the Reorganization will include the holding period of the Class A, B or C Shares of the Target Fund surrendered in exchange therefor.

    - The Acquiring Fund's tax basis in the Target Fund's assets received by the Acquiring Fund pursuant to the Reorganization will, in each instance, equal the tax basis of such assets in the hands of the Target Fund immediately prior to the Reorganization, and the Acquiring Fund's holding period of such assets will, in each instance, include the period during which the assets were held by the Target Fund.

  The opinion of Skadden Arps will be based on federal income tax law in effect on the Closing date. In rendering its opinion, Skadden Arps will also rely upon certain representations of the management of the Acquiring Fund and the Target Fund and assume, among other things, that the Reorganization will be consummated in accordance with the operative documents. An opinion of counsel is not binding on the IRS or any court.

  The Acquiring Fund intends to continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to the Target Fund and its shareholders.

  Shareholders of the Target Fund may redeem their shares or exchange their shares for shares of certain other funds distributed by the Distributor at any time prior to the closing of the Reorganization. See "Purchase, Valuation, Redemption and Exchange of Shares" above. Redemptions of shares and such exchanges of shares into such other funds (other than the Acquiring Fund) generally are taxable transactions. Shareholders should consult with their own tax advisers in this regard.

  The Target Fund has capital loss carryforwards that, in the absence of this Reorganization, would generally be available to offset the Target Fund's capital gains. As a result of this Reorganization, however, the Acquiring Fund believes that the Target Fund will likely undergo an "ownership change" for tax purposes and that, accordingly, the use of such capital loss carryforwards (and certain "built-in losses") of the Target Fund will likely be limited by section 382 of the Code. Section 382 generally limits the amount of pre-ownership change losses that may be used to offset post-ownership change income to a specific annual amount (generally the product of the fair market value of the stock of the Target Fund (with certain adjustments) prior to the ownership change and the long-term tax-exempt rate established by the IRS (4.62% for June, 2004)). Subject to certain limitations, any unused portion of these losses may be available in subsequent years. The Acquiring Fund's ability to utilize its own capital losses and losses attributable to any future decreases in value should not be affected. Capital loss carryovers adversely affect the Acquiring Fund's ability to pay and designate capital gain dividends to its shareholders.

EXPENSES OF THE REORGANIZATION

  The expenses of the Reorganization will be borne by the Target Fund and the Acquiring Fund proportionately, based on the expected benefits to each as a result of the Reorganization, in the event the Reorganization is completed. Management believes that shareholders of the Target Fund and the Acquiring Fund will benefit from the Reorganization due to anticipated decreases in operating expenses of each Fund. See the "Fee and Expense Comparison Table" above. Management of the Target Fund and the Acquiring Fund estimate total costs of the Reorganization to be approximately $482,000. Of these expenses, approximately $296,000 will be borne by the Target Fund and $186,000 will be borne by the Acquiring Fund. In the event the Reorganization is not completed, the Adviser will bear the costs associated with the Reorganization. The Target Fund Board and Acquiring Fund Board have reviewed and approved the foregoing arrangements with respect to expenses and other charges relating to the Reorganization.

  Expenses incurred in connection with the Reorganization include, but are not limited to: all costs related to the preparation and distribution of materials distributed to each Fund's Board; all expenses incurred in connection with the preparation of the Reorganization Agreement and a registration statement on Form N-14; SEC and state securities commission filing fees and legal and audit fees in connection with the Reorganization; the costs of printing and distributing this Prospectus/Proxy Statement; legal fees incurred preparing materials for the Board of each Fund, attending each Fund's Board meetings and preparing the minutes; auditing fees associated with each Fund's financial statements; portfolio transfer taxes (if any); and any similar expenses incurred in connection with the Reorganization. Neither the Funds nor the Adviser will pay any expenses of shareholders arising out of or in connection with the Reorganization.

CONTINUATION OF SHAREHOLDER ACCOUNTS AND PLANS; SHARE CERTIFICATES

  If the Reorganization is approved, the Acquiring Fund will establish an account for each Target Fund shareholder containing the appropriate number of shares of the Acquiring Fund. The shareholder services and shareholder programs of the Target Fund and the Acquiring Fund are substantially identical. Shareholders of the Target Fund who are accumulating Target Fund shares under the dividend reinvestment plan, or who are receiving payment under the systematic withdrawal plan with respect to Target Fund shares, will retain the same rights and privileges after the Reorganization in connection with the Class A, B or C Shares of the Acquiring Fund received in the Reorganization through substantially identical plans maintained by the Acquiring Fund. Target Fund shareholders enrolled in the Target Fund's dividend reinvestment plan or systematic withdrawal plan will be automatically enrolled in the Acquiring Fund's corresponding plan after the Reorganization is completed.

  It will not be necessary for shareholders of the Target Fund to whom certificates have been issued to surrender their certificates. Upon dissolution of the Target Fund, such certificates will become null and void. However, Target Fund shareholders holding such certificates may want to present such certificates to receive certificates of the Acquiring Fund (to simplify substantiation of and to preserve the tax basis of separate lots of shares).

LEGAL MATTERS

  Certain legal matters concerning the federal income tax consequences of the Reorganization and issuance of Class A, B and C Shares of the Acquiring Fund will be passed on by Skadden Arps, 333 West Wacker Drive, Chicago, Illinois 60606, which serves as special counsel to the Target Fund and the Acquiring Fund. Wayne W. Whalen, a partner of Skadden Arps, is a Trustee of each of the Target Fund and the Acquiring Fund.

SHAREHOLDER APPROVAL

  The Target Fund Board has unanimously approved the Reorganization, subject to shareholder approval. Shareholder approval of the Reorganization requires the affirmative vote of Target Fund shareholders representing a majority of the outstanding shares of the Target Fund. The Target Fund Board recommends voting "FOR" the proposed Reorganization.

                               OTHER INFORMATION

SHAREHOLDER INFORMATION

  At the close of business on August 25, 2004, the record date (the "Record Date") with respect to the Special Meeting, there were 33,198,164 Class A Shares, 15,382,512 Class B and 4,166,381 Class C Shares of the Target Fund outstanding. As of the Record Date, the directors and officers of the Target Fund as a group owned less than 1% of the shares of the Target Fund. As of the Record Date, no person was known by the Target Fund to own beneficially or of record as much as 5% of the Class A, B or C Shares of the Target Fund except as follows:

                                                                APPROXIMATE
SHAREHOLDER AND ADDRESS                 CLASS OF SHARES   PERCENTAGE OF OWNERSHIP
-----------------------                 ---------------   -----------------------
Edward Jones & Co.                             A                  29.85%
201 Progress Pkwy
Maryland Heights, MO 63043-3009
Morgan Stanley DW Inc.                         B                  16.15%
2000 Westchester Avenue LD
Purchase, NY 10577
Edward Jones & Co.                             B                   8.44%
201 Progress Pkwy
Maryland Heights, MO 63043-3009
Morgan Stanley DW Inc.                         C                  22.07%
2000 Westchester Avenue LD
Purchase, NY 10577
MLPF&S                                         C                   9.18%
4800 Deer Lake Dr E 2nd Fl
Jacksonville, FL 32246-6484
Edward Jones & Co.                             C                   6.03%
201 Progress Pkwy
Maryland Heights, MO 63043-3009

  As of the Record Date, there were 103,551,563 Class A Shares, 44,120,693 Class B Shares and 11,451,060 Class C Shares of the Acquiring Fund outstanding. As of the Record Date, the trustees and officers of the Acquiring Fund as a group owned less than 1% of the outstanding shares of the Fund. As of the Record Date, no person was known by the Acquiring Fund to own beneficially or of record as much as 5% of the Class A, B or C Shares of the Fund except as follows:

                                                                APPROXIMATE
SHAREHOLDER AND ADDRESS                 CLASS OF SHARES   PERCENTAGE OF OWNERSHIP
-----------------------                 ---------------   -----------------------
Edward Jones & Co.                             A                  17.59%
201 Progress Pkwy
Maryland Heights, MO 63043-3009
Morgan Stanley DW Inc.                         A                   8.16%
2000 Westchester Avenue LD
Purchase, NY 10577
Morgan Stanley DW Inc.                         B                  10.44%
2000 Westchester Avenue LD
Purchase, NY 10577
Edward Jones & Co.                             B                   7.93%
201 Progress Pkwy
Maryland Heights, MO 63043-3009
Citigroup Global Markets Inc.                  B                   6.58%
333 W 34th St
New York, NY 10001-2402
Citigroup Global Markets Inc.                  C                  14.15%
333 W 34th St
New York, NY 10001-2402
Edward Jones & Co.                             C                   9.11%
201 Progress Pkwy
Maryland Heights, MO 63043-3009
Morgan Stanley DW Inc.                         C                   8.41%
2000 Westchester Avenue LD
Purchase, NY 10577
MLPF&S                                         C                   6.81%
4800 Deer Lake Dr E 2nd Fl
Jacksonville, FL 32246-6484

SHAREHOLDER PROPOSALS

  The Funds do not hold regular annual meetings of shareholders. As a general matter, the Acquiring Fund does not intend to hold future regular annual or special meetings of its shareholders unless required by the 1940 Act. In the event the Reorganization is not completed, the Target Fund does not intend to hold future regular annual or special meetings of its shareholders unless required by the 1940 Act. Any shareholder who wishes to submit proposals for consideration at a meeting of shareholders of the Target Fund or the Acquiring Fund should send such proposal to the respective Fund at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555. To be considered for presentation at a shareholders' meeting, rules promulgated by the SEC require that, among other things, a shareholder's proposal must be received at the offices of the Fund a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.

SOLICITATION OF PROXIES

  Solicitation of proxies is being made primarily by the mailing of this Notice and Prospectus/Proxy Statement with its enclosures on or about September 8, 2004. Target Fund shareholders whose shares are held by nominees such as brokers can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of the Adviser and its affiliates as well as dealers or their representatives may, without additional compensation, solicit proxies in person or by mail, telephone, telegraph, facsimile or oral communication. The Target Fund has retained ALAMO Direct Mail Services, Inc. ("ALAMO") to make telephone calls to Target Fund Shareholders to remind them to vote. In addition, ALAMO and D.F. King & Co., Inc., ("D.F. King"), each a professional proxy solicitation firm, may also be retained to assist with any necessary solicitation of proxies. In the event of a solicitation by ALAMO and/or D.F. King, the solicitor would be paid a project management fee not to exceed $3,000 as well as fees charged on a per call basis and certain other expenses. The Funds estimate that any such solicitation would cost approximately $95,000. Proxy solicitation expenses are an expense of the Reorganization which will be shared between shareholders of the Target Fund and the Acquiring Fund if the Reorganization is approved and completed.

OTHER MATTERS TO COME BEFORE THE MEETING

  The Target Fund Board knows of no business other than that described in the Notice which will be presented for consideration at the Special Meeting. If any other matters are properly presented, it is the intention of the persons named on the enclosed proxy card to vote proxies in accordance with their best judgment.

  In the event that a quorum is present at the Special Meeting but sufficient votes to approve the proposed Reorganization are not received, proxies (including abstentions and broker non-votes) will be voted in favor of one or more adjournments of the Special Meeting to permit further solicitation of proxies on the proposed Reorganization, provided that the Target Fund Board determines that such an adjournment and additional solicitation is reasonable and in the interest of shareholders based on a consideration of all relevant factors, including the nature of the particular proposals, the percentage of votes then cast, the percentage of negative votes cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation. Any such adjournment will require the affirmative vote of the holders of a majority of the outstanding shares voted at the session of the Special Meeting to be adjourned.

                      VOTING INFORMATION AND REQUIREMENTS

  The affirmative vote of shareholders representing a majority of the outstanding shares of the Target Fund is required to approve the proposed Reorganization. The Target Fund Board has fixed the close of business on August 25, 2004 as the Record Date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting. Target Fund shareholders on the Record Date are entitled to one vote for each share held, with no shares having cumulative voting rights.

  Target Fund shareholders may vote by appearing in person at the Special Meeting, by returning the enclosed proxy card or by casting their vote via telephone or the internet using the instructions provided on the enclosed proxy card. Any person giving a proxy may revoke it at any time prior to its exercise by executing a superseding proxy, by giving written notice of the revocation to the secretary of the Target Fund or by voting in person at the Special Meeting.

  All properly executed proxies received prior to the Special Meeting will be voted in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted "FOR" the approval of the proposed Reorganization. Abstentions and broker non-votes (i.e., where a nominee such as a broker holding shares for beneficial owners votes on certain matters pursuant to discretionary authority or instructions from beneficial owners, but with respect to one or more proposals does not receive instructions from beneficial owners or does not exercise discretionary authority) have the same effect as votes "AGAINST" the proposed Reorganization since approval of the proposed Reorganization is based on the affirmative vote of a majority of the total shares outstanding. A majority of the outstanding shares entitled to vote on a proposal must be present in person or by proxy to have a quorum to conduct business at the Special Meeting. Abstentions and broker non-votes will be deemed present for quorum purposes.

  Shareholders who execute proxies may revoke them at any time before they are voted by filing with the Target Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Special Meeting and voting in person. The giving of a proxy will not affect your right to vote in person if you attend the Special Meeting and wish to do so.

  If you cannot be present in person at the meeting, you are requested to fill in, sign and return the enclosed proxy card promptly. No postage is necessary if mailed in the United States.

                                       Stefanie Chang Yu
                                       Vice President and Secretary
September 1, 2004

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